UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2022

FOXWAYNE ENTERPRISES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39891	85-3093926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Rockefeller Plaza, Suite 1039

New York, New York 10020
(Address of principal executive offices, including ZIP code)

(917) 284-8938
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FOXWU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FOXW	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	FOXWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Note (as defined below) included in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required.

Item 8.01. Other Events.

Effective as of April 15, 2022, the Board of Directors of FoxWayne Enterprises Acquisition Corp. (the “Company”) approved an extension of the time to consummate a business combination by an additional three month period from April 22, 2022 to July 22, 2022, and a loan (the “Loan”) in the amount of $150,000 to the Company from FoxWayne Enterprises Acquisition Sponsor LLC, the sponsor of the Company (the “Sponsor”). A portion ($143,750) of such loan was used to fund a cash contribution to the Company trust account, in an amount equal to $0.025 for each share unit issued in its initial public offering, for the three month extension of the time to consummate a business combination. In accordance with the terms of the Company’s initial public offering, the Company may extend the period of time to consummate a business combination up to two times from January 22, 2022, each by an additional three months (for a total of up to 18 months) by depositing into the Company’s trust account $143,750, on or prior to the date of the applicable deadline, for each of the available three month extensions. As previously disclosed on a Current Report on Form 8-K/A filed with the Securities and Exchange Commission on February 14, 2022, the Company previously received a loan in the amount of $310,000 from Robb Knie, the Chief Executive Officer of the Company, of which $143,750 was used to fund a cash contribution to the Company trust account, thereby extending the period of time to consummate a business combination from January 22, 2022 to April 22, 2022.

The Loan was evidenced by a promissory note (“Note”) which is non-interest bearing, non-convertible, and payable upon the consummation of the Company’s initial merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities. If an initial merger, share exchange, asset acquisition or other similar business combination is not consummated, the Note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to it outside of its trust account.

The foregoing summary of the Note is not complete and is qualified in its entirety by reference to the full text of the Note, a form of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Form of Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2022

FoxWayne Enterprises Acquisition Corp.

By:	/s/ Robb Knie
Name:	Robb Knie
Title:	Chief Executive Officer